EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:  ___________, _____

To:

Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Salem Communications Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐  A Borrowing of [Revolving Credit][Term] Loans

☐  A conversion or continuation of [Revolving Credit][Term] Loans

1.

On

 (a Business Day).

2.

In the amount of $

3.

Comprised of

[Type of Loan requested]

4.

For Eurodollar Rate Loans:  with an Interest Period of _____ months.

[The Revolving Credit Borrowing requested herein complies with the provisos to the first sentence of Section 2.01(b) of the Agreement.]1

A - 1

Form of Committed Loan Notice

The Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a), (b) and (c) shall be satisfied on and as of the date of the applicable Credit Extension.

SALEM COMMUNICATIONS CORPORATION

By:

Name:

Title:

A - 2

Form of Committed Loan Notice

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date:  ___________, _____

To:

Wells Fargo Bank, National Association, as Swing Line Lender
Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Salem Communications Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.

On

 (a Business Day).

2.

In the amount of $

.

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

The Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a), (b) and (c) shall be satisfied on and as of the date of the applicable Credit Extension.

SALEM COMMUNICATIONS CORPORATION

By:

Name:

Title:

B - 1

Form of Swing Line Loan Notice

 NY\5726439.4

EXHIBIT C-1

FORM OF TERM NOTE

___________, ____

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of the Term Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Note is one of the Term Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.

This Term Note is secured and guaranteed as provided in the Credit Agreement and the Collateral Documents. Reference is hereby made to the Credit Agreement and Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Term Note in respect hereof.

Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement.  The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

C-1 - 1

Form of Term Note

 NY\5726439.4

THIS TERM NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT.  TRANSFERS OF THIS TERM NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SALEM COMMUNICATIONS CORPORATION

By:

Name:

Title:

C-1 - 2

Form of Term Note

 NY\5726439.4

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-1 - 3

Form of Term Note

 NY\5726439.4

EXHIBIT C-2

FORM OF REVOLVING CREDIT NOTE

___________, ____

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  Except as otherwise provided in Section 2.04(f) of the Credit Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.

This Revolving Credit Note is secured and guaranteed as provided in the Credit Agreement and the Collateral Documents. Reference is hereby made to the Credit Agreement and Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Revolving Credit Note in respect hereof.

Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement.  Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

THIS REVOLVING CREDIT NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT.  TRANSFERS OF THIS REVOLVING CREDIT NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SALEM COMMUNICATIONS CORPORATION

By:

Name:

Title:

C-2 - 1

Form of Revolving Credit Note

 NY\5726439.4

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-2 - 2

Form of Revolving Credit Note

 NY\5726439.4

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  ________, ____

To:

Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Salem Communications Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ___________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial
statements]

1.

The Borrower has delivered (i) the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year.  Such consolidated statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.

The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such consolidated financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidated financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries.

2.

The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3.

A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.

The representations and warranties of the Borrower contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with Loan Documents, are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.

The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________, __________.

SALEM COMMUNICATIONS CORPORATION

By:

Name:

Title:

Form of Compliance Certificate

 NY\5726439.4

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) – Consolidated Interest Coverage Ratio.

	A.	Consolidated Net Income for Measurement Period ending on above date (“Subject Period”):

	1.	The net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for the Subject Period		$______

2.

Extraordinary or non-recurring gains and extraordinary or non-recurring losses for Subject Period; provided that without the approval of the Required Lenders non-recurring items may not be excluded to the extent such exclusion results in more than a $2.0 million increase in Consolidated Net Income in any Subject Period

$______

3.

The net income of any Subsidiary during such Subject Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Subject Period, except that the Borrower’s equity in any net loss of any such Subsidiary for such Subject Period shall be included in determining Consolidated Net Income

$______

4.

Any gain (or loss), together with any related provisions for taxes on any such gain (or the tax effect of any such loss), realized during such Subject Period by Borrower or any of its Subsidiaries upon any Disposition (other than any dispositions in the ordinary course of business) by Borrower or any of its Subsidiaries

$______

5.

Any income (or loss) for such Subject Period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such Subject Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Subject Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in Line I.A.3 above)

$______

	B.	Consolidated Net Income (Lines I.A.1 - 2 -3 -4 -5):		$______

	C.	Consolidated EBITDA for Subject Period:	$______

		1.	Consolidated Net Income for Subject Period as set forth on Line I.B:	$______

To the extent deducted in calculating Consolidated Net Income for such Subject Period (without duplication of any other adjustment to Consolidated EBITDA):

		2.	Consolidated Interest Charges for Subject Period:	$______

		3.	Provision for Federal, state, local and foreign income taxes payable for Subject Period:	$______

		4.	Depreciation expenses for Subject Period:	$______

		5.	Amortization expenses for Subject Period:	$______

		6.	Stock-based compensation expenses which do not represent a cash item in such Subject Period or any future period:	$______

		7.	Other expenses reducing Consolidated Net Income which do not represent a cash item in such Subject Period, in each case of or by the Borrower and its Subsidiaries for such Subject Period	$______

		8.	Fees and expenses associated with the Transaction, including, without limitation, premium payments in connection with the Existing Senior Notes Redemption and Satisfaction:	$______

9

Fees and expenses incurred in connection with any merger, acquisition or joint venture or Disposition, in each case permitted by the terms of the Agreement (not to exceed an aggregate for all such events of $1.0 million for such Subject Period):

$______

To the extent included in calculating Consolidated Net Income for such Subject Period:
		10.	Federal, state, local and foreign income tax credits for Subject Period:	$______

		11.	All non-cash or non-operating items increasing Consolidated Net Income, in each case of or by the Borrower and its Subsidiaries for such Subject Period:	$______

		12.	Consolidated EBITDA (Lines I.C.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 – 10 – 11):	$______

	D.	Consolidated Interest Charges for Subject Period:		$______

	E.	Consolidated Interest Coverage Ratio (Line I.C.12 ÷ Line I.D):		____ to 1

Minimum required:

Four Fiscal Quarters Ending

Minimum Consolidated Interest Coverage Ratio

Closing Date through December 31, 2013

1.50 to 1.00

January 1, 2014 through December 31, 2014

2.00 to 1.00

January 1, 2015 through December 31, 2015

2.25 to 1.00

January 1, 2016 and each fiscal quarter thereafter

2.50 to 1.00

II.	Section 7.11(b) – Consolidated Leverage Ratio.

	A.	Consolidated Funded Indebtedness at Statement Date:		$______

	B.	Consolidated EBITDA for Subject Period (Line I.C.12 above):		$______

	C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B):		____ to 1

Maximum permitted:

Four Fiscal Quarters Ending

Maximum Consolidated Leverage Ratio

Closing Date through December 31, 2013

6.75 to 1.00

January 1, 2014 through December 31, 2014

6.50 to 1.00

January 1, 2015 through December 31, 2015

6.25 to 1.00

January 1, 2016 through December 31, 2016

6.00 to 1.00

January 1, 2017 and each fiscal quarter thereafter

5.75 to 1.00

Form of Compliance Certificate

 NY\5726439.4

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated Net Income
(in accordance with the definition of Consolidated Net Income as set forth in the Agreement)

Consolidated Net Income	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Net income (or loss)
- Extraordinary or non-recurring gains (losses)
- Undistributable net income of Subsidiaries
- Gains (or losses) attributable to Dispositions (other than in the ordinary course of business)
- Income (or loss) of Persons that are not Subsidiaries to the extent not distributed in cash to the Borrower or a Subsidiary
= Consolidated Net Income

Form of Compliance Certificate

 NY\5726439.4

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ stock-based compensation expenses
+ other expenses reducing Consolidated Net Income which do not represent a cash item
+ fees and expenses associated with the Transaction
+ fees and expenses incurred in connection with any merger, acquisition or joint venture or Disposition (not to exceed $1.0 million)
- income tax credits
- non-cash or non-operating items increasing Consolidated Net Income
= Consolidated EBITDA

Form of Compliance Certificate

 NY\5726439.4

EXHIBIT E-1

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]2 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]3 Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]4 hereunder are several and not joint.]5  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.

Assignor[s]:

______________________________

______________________________

2.

Assignee[s]:

______________________________

______________________________

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.

Borrower(s):  Salem Communications Corporation

4.

Administrative Agent: Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5.

Credit Agreement:  Credit Agreement, dated as of March 14, 2013, among Salem Communications Corporation, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer, and Swing Line Lender

6.

Assigned Interest:

Assignor[s][6]	Assignee[s][7]	Facility Assigned[8]	Aggregate Amount of Commitment/Loans for all Lenders[9]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[10]	CUSIP Number

		$________________	$_________	____________%
		$________________	$_________	____________%
		$________________	$_________	____________%

[7.

Trade Date:

__________________]11

Effective Date:  __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]12

[NAME OF ASSIGNOR]

By:  _____________________________

Name:
Title:

ASSIGNEE[S]13

[NAME OF ASSIGNEE]

By:  _____________________________

Name:
Title:

[Consented to and]14 Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
 Administrative Agent

By:

_________________________________

Name:
Title:

[Consented to]15:

______________________________________

By:

_________________________________

Name:
Title:

E-1 - 1

Form of Assignment and Assumption

 NY\5726439.4

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.

Representations and Warranties.

1.1.

Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.

Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is an Administrative Questionnaire in the form of Exhibit E-2 to the Credit Agreement, (vii) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date, (viii) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest and (ix) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.

Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.

General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile transmission or other electronic image transmission (e.g. “PDF” or “TIF” via electronic mail) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

E-1 - 2

Form of Assignment and Assumption

 NY\5726439.4

EXHIBIT E-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

E-2 - 1

Form of Administrative Questionnaire

 NY\5726439.4

SALEM COMMUNICATIONS CORPORATION
$325,000,000 SENIOR CREDIT FACILITIES
ADMINISTRATIVE DETAILS FORM

It is very important that  all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.

Legal Name of Lender to appear in Documentation:

Signature Block Information:

Signing Credit Agreement:

___  Yes

___  No

Coming in via Assignment:

___  Yes

___  No

Type of Lender:

(Bank, Asset Manager, Broker/Dealer, CLO/CDO, Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension

Fund, Other Regulated Investment Fund, Special Purpose Vehicle or Other, please specify)

Taxpayer ID Number:

MEI Number:

Foreign Entity:

Yes

No

If yes, please complete and return appropriate FOREIGN IRS Form (usually Form W-8BEN or W-ECI) as well as provide SWIFT Code for Patriot Act certification purposes and fill out the 2 below fields:

SWIFT

Country of Origin

FOR INTERNAL PURPOSES ONLY (FOREIGN INSTITUTIONS)

Patriot Act Certification Effective Date:

Patriot Act Certification Expiration Date:

E-2 - 2

Form of Administrative Questionnaire

 NY\5726439.4

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.

	Primary Credit Contact	Secondary Credit Contact
Name:
Title:
Address:

Telephone:
Facsimile:
E-Mail Address:

	Primary Operations Contact	Secondary Operations Contact
Name:
Title:
Address:

Telephone:
Facsimile:
E-Mail Address:

	Primary L/C Contact	Secondary L/C Contact
Name:
Title:
Address:

Telephone:
Facsimile:
E-Mail Address:

	Electronic Distribution	Contact Information
Name:
Title:
Address:

Telephone:
Facsimile:
E-Mail Address:

E-2 - 3

Form of Administrative Questionnaire

 NY\5726439.4

Lender’s Domestic Wire Instructions
Bank Name:
City and State:
ABA/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:
Lender’s Foreign Wire Instructions (please include wiring instructions for EACH currency as applicable)
Bank Name:
ABA/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:
SWIFT:
Country of Origin:

____________, hereby authorizes Wells Fargo Bank to rely on the payment instructions contained in this Administrative Details Form.

By:

Its:

E-2 - 4

Form of Administrative Questionnaire

 NY\5726439.4

TAX REPORTING INFORMATION (PLEASE REVIEW THE INFORMATION BELOW AND SUBMIT THE APPROPRIATE IRS TAX FORM ALONG WITH THIS COMPLETED ADMINISTRATIVE DETAILS QUESTIONNAIRE).

Tax Documents

U.S. DOMESTIC INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.

❑

Attach Form W-9 for current Tax Year

❑

Confirm Tax ID Number:

FOREIGN INSTITUTIONS:

I. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution:

a.) Form W8BEN (Certificate of Foreign Status of Beneficial Owner),

b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business),

c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

❑

Attach Form W-8 for current Tax Year

❑

Confirm Tax ID Number:

II. Flow-Through Entities:

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow- through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners. Please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

❑

Attach Form W-8 for current Tax Year

❑

Confirm Tax ID Number:

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.

E-2 - 5

Form of Administrative Questionnaire

 NY\5726439.4

EXHIBIT F

FORM OF GUARANTY

[See Attached]

F - 1

Form of Guaranty

 NY\5726439.4

EXHIBIT G

FORM OF SECURITY AGREEMENT

[See Attached]

G - 1

Form of Security Agreement

 NY\5726439.4

EXHIBIT H

FORM OF MORTGAGE

[See Attached]

H - 1

Form of Mortage

 NY\5726439.4

EXHIBIT I

[RESERVED]

I - 1

[Reserved]

 NY\5726439.4

EXHIBIT J-1

FORM OF PERFECTION CERTIFICATE

[See attached]

J-1 - 1

Form of Perfection Certificate

 NY\5726439.4

EXHIBIT J-2

FORM OF PERFECTION CERTIFICATE SUPPLEMENT

[See attached]

J-2 - 1

Form of Perfection Certificate Supplement

 NY\5726439.4

Exhibit J-2

PERFECTION CERTIFICATE SUPPLEMENT

This Perfection Certificate Supplement, dated as of [             ], 20[  ] is delivered pursuant to Section 6.02(j) of that certain Credit Agreement dated as of March 14, 2013 (the “Credit Agreement”), among Salem Communications Corporation, a Delaware corporation (“Borrower”), each lender from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Swing Ling Lender and L/C Issuer.  Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

As used herein, the term “Companies” means Borrower and each of its Subsidiaries.

I, the [                ] of the Borrower, hereby certify (in my capacity as [       ] of the Borrower and not in my individual capacity) to the Administrative Agent and each of the other Secured Parties that, as of the date hereof, there has been no change in the information described in the Perfection Certificate delivered on the Closing Date (as supplemented by any perfection certificate supplements delivered prior to the date hereof, the “Prior Perfection Certificate”)[, other than as follows:]16

1.

Names.

(a)

Except as listed on Schedule 1(a) attached hereto and made a part hereof, (x) Schedule 1(a) to the Prior Perfection Certificate sets forth the exact legal name of each Company, as such name appears in its respective certificate of incorporation or similar organizational document; (y) each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) to the Prior Perfection Certificate and (ii) a registered organization except to the extent disclosed in Schedule 1(a) of the Prior Perfection Certificate, and (z) set forth in Schedule 1(a) to the Prior Perfection Certificate is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number of each Company and the jurisdiction of formation of each Company.

(b)

Except as listed on Schedule 1(b) attached hereto and made a part hereof, set forth in Schedule 1(b) of the Prior Perfection Certificate is any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

2.

Current Locations.   Except as listed in Schedule 2 attached hereto and made a part hereof, the chief executive office of each Company is located at the address set forth in Schedule 2 of the Prior Perfection Certificate.

3.

Extraordinary Transactions.  Except for purchases, acquisitions or other transactions with a fair market value of less than $3,000,000, all of the Collateral acquired in the past five years has been originated by each Company in the ordinary course of business, consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind or has been acquired in a transaction described in Schedule 3 attached hereto or in Schedule 3 to the Prior Perfection Certificate.

4.

[Intentionally Omitted]

5.

UCC Filings.  Except as listed on Schedule 5 attached hereto and made a part hereof, the financing statements (duly authorized by each Company constituting the debtor therein), including the indications of the collateral relating to the Security Agreement or the applicable Mortgage, are set forth in Schedule 5 to the Prior Perfection Certificate and are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 6 hereto and thereto.

6.

Schedule of Filings.  Except as listed in Schedule 6 attached hereto and made a part hereof, attached to the Prior Perfection Certificate as Schedule 6 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto and thereto as Schedule 5, (ii) the appropriate filing offices for the filings described in Schedule 11(c) hereto and thereto, (iii) the appropriate filing offices for the Mortgages and fixture filings relating to the Mortgaged Property set forth in Schedule 7(a) hereto and thereto and (iv) any filings other than those described in clauses (i), (ii) and (iii) above required under the Credit Agreement or the Security Agreement to create, preserve, protect and perfect the security interests in the Collateral granted to the Administrative Agent pursuant to the Collateral Documents.

7.

Real Property.  Except as listed in Part I of Schedule 7(a) attached hereto and made a part hereof, Part I of Schedule 7(a) to the Prior Perfection Certificate includes a list of all (i) real property owned by each Company located in the United States, (ii) real property to be encumbered by a Mortgage and fixture filing, which real property includes all real property owned by each Company (A) that is indicated as being subject to a mortgage on Schedule 7(a) of a Prior Perfection Certificate or (B) is acquired after the date of the Perfection Certificate delivered on the Closing Date and has an appraised fair market value of at least $3,000,000 (such real property, the “Mortgaged Property”), (iii) common names, addresses and uses of each Mortgaged Property (describing material improvements located thereon) and (iv) other information relating thereto required by such Schedule.  Except as listed in Part II of Schedule 7(a) attached hereto and made a part hereof, Part II of Schedule 7(a) to the Prior Perfection Certificate includes a list of all (i) material real property leased by each Company located in the United States, (ii) common names, addresses and uses of each such material real property (describing material improvements located thereon) and (iii) other information relating thereto required by such Schedule.  Except as described in Schedule 7(b) attached hereto and made a part hereof and as listed in Schedule 7(b) to the Prior Perfection Certificate: (i) no Company has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor or sublessor, licensor, franchisor or grantor with respect to any of the real property described in Schedule 7(a) and (ii) no Company has entered into any Leases relating to real property that is material to the Companies, taken as a whole, which require the consent of the landlord, tenant or other party thereto to the Transaction.

8.

 [Intentionally Omitted]

9.

Stock Ownership and Other Equity Interests.  Except as listed in Schedule 9(a) attached hereto and made a part hereof, Schedule 9(a) to the Prior Perfection Certificate is a true and correct list of all of the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interests of each Company and its Subsidiaries and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests, setting forth the percentage of such equity interests pledged under the Security Agreement and indicating whether such equity interests are “securities” for purposes of the UCC.  Except as set forth in Schedule 9(a) attached hereto and made a part hereof, Schedule 9(a) to the Prior Perfection Certificate also sets forth a true and correct list of the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights on the date hereof. Except as set forth in Schedule 9(b) attached hereto and made a part hereof, Schedule 9(b) to the Prior Perfection Certificate sets forth each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made setting forth the percentage of such equity interests pledged under the Security Agreement. Except as set forth in Schedule 9(c) attached hereto and made a part hereof, Schedule 9(c) to the Prior Perfection Certificate is a true and correct organizational chart, showing the ownership structure of each Company.

10.

Instruments and Tangible Chattel Paper.  Except as listed on Schedule 10 attached hereto and made a part hereof, Schedule 10 to the Prior Perfection Certificate is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies or any of their Subsidiaries, stating if such instruments, chattel paper or other evidence of indebtedness is pledged under the Security Agreement.

11.

Intellectual Property.  (a) Except as listed in Schedule 11(a) attached hereto and made a part hereof, Schedule 11(a) to the Prior Perfection Certificate is a schedule setting forth all of each Company’s Patents and Trademarks (each as defined in the Security Agreement) applied for or registered with the United States Patent and Trademark Office (“USPTO”), and all other Patents and Trademarks (each as defined in the Security Agreement), including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each Patent or Trademark owned by each Company.

(b)

Except as listed in Schedule 11(b) attached hereto and made a part hereof, Schedule 11(b) to the Prior Perfection Certificate is a schedule setting forth all of each Company’s United States Copyrights (each as defined in the Security Agreement), and all other Copyrights, including the name of the registered owner and the registration number of each Copyright owned by each Company.

(c)

Except as listed in Schedule 11(c) attached hereto and made a part hereof, Schedule 11(c) to the Prior Perfection Certificate is a schedule setting forth all Patent Licenses, Trademark Licenses and Copyright Licenses (other than Trademark Licenses entered into by any Company from time to time in connection with event promotions that yield or are expected to yield no more than de minimis revenues to such Company), whether or not recorded with the USPTO or United States Copyright Office (“USCO”), as applicable, including, but not limited to, the relevant signatory parties to each license along with the date of execution thereof and, if applicable, a recordation number or other such evidence of recordation.

(d)

Except as listed on Schedule 11(d) attached hereto and made a part hereof, Schedule 11(d) to the Prior Perfection Certificate is a schedule setting forth in proper form for filing with the United States Patent and Trademark Office the USPTO and the USCO the filings necessary to preserve, protect and perfect the security interests in the United States Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth in Schedule 11(a), Schedule 11(b), and Schedule 11(c) hereto and thereto, including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable.

12.

Commercial Tort Claims.  Except as listed in Schedule 12 attached hereto and made a part hereof, Schedule 12 to the Prior Perfection Certificate is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) held by each Company, including a brief description thereof and stating if such commercial tort claims are required to be pledged under the Security Agreement.

13.

Deposit Accounts, Securities Accounts and Commodity Accounts.  Except as listed in Schedule 13 attached hereto and made a part hereof, Schedule 13 to the Prior Perfection Certificate is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the Security Agreement) maintained by each Company, including the name of each institution where each such account is held, the name of each such account, the name of each entity that holds each account and stating if such account is required to be subject to a control agreement pursuant to the Security Agreement.

14.

Letter-of-Credit Rights.  Except as listed in Schedule 14 attached hereto and made a part hereof, Schedule 14 to the Prior Perfection Certificate is a true and correct list of all Letters of Credit issued in favor of each Company, as beneficiary thereunder, stating if letter-of-credit rights with respect to such Letters of Credit are required to be subject to a control arrangement pursuant to the Security Agreement.

15.

Insurance.  Except as listed in Schedule 15 attached hereto and made a part hereof, Schedule 15 to the Prior Perfection Certificate includes a copy of the insurance certificate with a true and correct list of all insurance policies of the Companies.

16.

Other Collateral.  Except as listed in Schedule 16 attached hereto and made a part hereof, Schedule 16 to the Prior Perfection Certificate is a true and correct list of all of the following types of collateral, if any, owned or held by each Company: (a) each agreement and contract with any Governmental Authority with an annual value in excess of $100,000, (b) all FCC licenses and (c) all aircraft and airplanes, stating in each case, if such types of collateral are required to be pledged pursuant to the Security Agreement.

[The Remainder of this Page has been intentionally left blank]

J-2 - 2

Form of Perfection Certificate Supplement

 NY\5726439.4

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate Supplement as of this [   ] day of [          ], 20[  ].

SALEM COMMUNICATIONS
CORPORATION

By: _____________________________
Name:
Title:

J-2 - 3

Form of Perfection Certificate Supplement

 NY\5726439.4

Schedule 1(a)

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation

Schedule 1(b)

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change

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Form of Perfection Certificate Supplement

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Schedule 2

Chief Executive Offices

Company/Subsidiary	Address	Country	State

J-2 - 5

Form of Perfection Certificate Supplement

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Schedule 3

Transactions Other Than in the Ordinary Course of Business

Company/Subsidiary	Description of Transaction Including Parties Thereto	Date of Transaction

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Form of Perfection Certificate Supplement

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Schedule 5

Copy of Financing Statements to be Filed

[See Attached]

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Schedule 6

Filings/Filing Offices

Type of Filing	Entity	Jurisdiction

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Form of Perfection Certificate Supplement

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Schedule 7(a)

Real Property

I. Owned Real Property

Entity of Record	Common Name and Address	Purpose/ Use	Improvements Located on Real Property	Approximate Square Footage	Legal Description (if Encumbered by Mortgage and/or Fixture Filing)	To be Encumbered by Mortgage and Fixture Filing	Option to Purchase/ Right of First Refusal
[ ]	[ ] [COUNTY, STATE]	[ ]	[ ]	[ ]	[See Schedule A to Mortgage and/or fixture filing encumbering this property.]	[YES/NO]	[YES/NO]

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Form of Perfection Certificate Supplement

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II. Leased or Other Interests in Real Property

Entity of Record	Common Name and Address	Landlord / Owner	Description of Lease or Other Documents Evidencing Interest	Purpose/ Use	Improvements Located on Real Property	Approximate Square Footage	Legal Description (if Encumbered by Mortgage and/or Fixture Filing)	To be Encumbered by Mortgage	To be Encumbered by Fixture Filing	Option to Purchase/ Right of First Refusal
[ ]	[ ] [COUNTY, STATE]	[ ]	[ ]	[ ]	[ ]	[ ]	[See Schedule A to Mortgage and/or fixture filing encumbering this property.]	[YES/NO]	[YES/NO]	[YES/NO]

J-2 - 10

Form of Perfection Certificate Supplement

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Schedule 7(b)

Required Consents; Company Held Landlord’s/ Grantor’s Interests

I. Landlord’s / Grantor’s Consent Required

1.

[LIST EACH LEASE OR OTHER INSTRUMENT WHERE LANDLORD’S / GRANTOR’S CONSENT IS REQUIRED].

II,

Leases, Subleases, Tenancies, Franchise Agreements, Licenses or Other Occupancy Agreements Pursuant to which any Company holds Landlord’s / Grantor’s Interest

1.

[LIST EACH LEASE OR OTHER INSTRUMENT WHERE COMPANY HOLDS LANDLORD’S / GRANTOR’S INTEREST]

J-2 - 11

Form of Perfection Certificate Supplement

 NY\5726439.4

Schedule 9

(a) Equity Interests of Companies and Subsidiaries

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged	“Securities” for purposes of the UCC?

(b) Other Equity Interests

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

(c) Organizational Chart

J-2 - 12

Form of Perfection Certificate Supplement

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Schedule 10

Instruments and Tangible Chattel Paper

1.

Promissory Notes:

Entity	Principal Amount	Date of Issuance	Interest Rate	Maturity Date	Pledged [Yes/No]

2.

Chattel Paper:

Description	Pledged [Yes/No]

J-2 - 13

Form of Perfection Certificate Supplement

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Schedule 11(a)

Patents and Trademarks

UNITED STATES PATENTS

Registrations:

OWNER	REGISTRATION NUMBER	DESCRIPTION

Applications:
OWNER	APPLICATION NUMBER	DESCRIPTION

OTHER PATENTS:

Registrations:

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	TRADEMARK

UNITED STATES TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

OTHER TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	TRADEMARK

J-2 - 14

Form of Perfection Certificate Supplement

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Schedule 11(b)

Copyrights

UNITED STATES COPYRIGHTS

Registrations:

OWNER	TITLE	REGISTRATION NUMBER

Applications:
OWNER	APPLICATION NUMBER

OTHER COPYRIGHTS:

Registrations:

OWNER	COUNTRY/STATE	TITLE	REGISTRATION NUMBER

Applications:

OWNER	COUNTRY/STATE	APPLICATION NUMBER

J-2 - 15

Form of Perfection Certificate Supplement

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SCHEDULE 11(c)

Intellectual Property Licenses

Patent Licenses:
REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	DESCRIPTION
Trademark Licenses
REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	TRADEMARK
Copyright Licenses:
REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	DESCRIPTION

J-2 - 16

Form of Perfection Certificate Supplement

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Schedule 11(d)

Intellectual Property Filings

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Form of Perfection Certificate Supplement

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Schecule 12

Commercial Tort Claims

Description	Pledged [Yes/No]

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Form of Perfection Certificate Supplement

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Schedule 13

Deposit Accounts

Owner	Type Of Account	Bank	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement

Securities Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement

Commodity Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement

J-2 - 19

Form of Perfection Certificate Supplement

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Schedule 14

Letter of Credit Rights

Issuer	Beneficiary	Principal Amount	Date of Issuance	Maturity Date	Subject to Control Requirement [Yes/No]

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Form of Perfection Certificate Supplement

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Schedule 15

Insurance

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Schedule 16

Other Collateral

(a)

Agreements and Contracts with Governmental Authorities

Description	Pledged [Yes/No]

(b)

FCC Licenses

Description	Pledged [Yes/No]

(c)

Aircraft and Airplanes

Description	Pledged [Yes/No]

J-2 - 1

Form of Perfection Certificate Supplement

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EXHIBIT K

[RESERVED]

K - 1

[Reserved]

 NY\5726439.4

EXHIBIT L

[RESERVED]

L - 1

[Reserved]

 NY\5726439.3

 NY\5726439.4

EXHIBIT M-1

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of March 14, 2013 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SALEM COMMUNICATIONS CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

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Form of U.S. Tax Compliance Certificate – 1

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[Lender]

By:

Name:

Title:

[Address]

Dated:

______________________, 20[  ]

M-1 - 2

Form of U.S. Tax Compliance Certificate – 1

 NY\5726439.4

EXHIBIT M-2

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among SALEM COMMUNICATIONS CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

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Form of U.S. Tax Compliance Certificate – 2

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[Participant]

By:

Name:

Title:

[Address]

Dated:

______________________, 20[  ]

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Form of U.S. Tax Compliance Certificate – 2

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EXHIBIT M-3

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among SALEM COMMUNICATIONS CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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Form of U.S. Tax Compliance Certificate – 3

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[Participant]

By:

Name:

Title:

[Address]

Dated:

______________________, 20[  ]

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Form of U.S. Tax Compliance Certificate – 3

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EXHIBIT M-4

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of March 14, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among SALEM COMMUNICATIONS CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein but not otherwise de-fined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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Form of U.S. Tax Compliance Certificate – 4

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[Lender]

By:

Name:

Title:

[Address]

Dated:

______________________, 20[  ]

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Form of U.S. Tax Compliance Certificate – 4

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EXHIBIT N

AUCTION PROCEDURES

This Outline is intended to summarize certain basic terms of Auction procedures with respect to Discounted Prepayment Offers pursuant to and in accordance with the terms and conditions of Section 2.16 of the Credit Agreement, of which this Exhibit N is a part.  It is not intended to be a definitive list of all of the terms and conditions of an Auction and all such terms and conditions shall be set forth in the applicable Auction Procedures set for each Auction (the “Offer Documents”).  None of the Administrative Agent, the Auction Manager or any of their respective affiliates makes any recommendation pursuant to the Offer Documents as to whether or not any Lender should sell its Term Loans to the Borrower pursuant to the Offer Documents (including, for the avoidance of doubt, by participating in the Auction as a Lender) or the Borrower should purchase any Term Loans from the Lenders pursuant to any Auction.  Each Lender should make its own decision as to whether to sell any of its Term Loans and, if so, the principal amount of and price to be sought for such Term Loans.  In addition, each Lender should consult its own attorney, business advisor or tax advisor as to legal, business, tax and related matters concerning this Auction and the Offer Documents.  Capitalized terms not otherwise defined in this Exhibit N have the meanings assigned to them in the Credit Agreement.

Summary.  The Borrower may make Discounted Voluntary Prepayments by conducting one or more auctions (each, an “Auction”) pursuant to the procedures described herein.

Notice Procedures.  In connection with each Auction, the Borrower will provide notification to the Auction Manager (for distribution to the Lenders) of the Term Loans that will be the subject of the Auction by delivering to the Auction Manager a written notice in form and substance satisfactory to the Auction Manager (an “Auction Notice”).  Each Auction Notice shall contain (i) the maximum principal amount (calculated on the face amount thereof) of Term Loans the Borrower is willing to purchase in the Auction (the “Auction Amount”), which shall be no less than $5,000,000 (unless another amount is agreed to by the Administrative Agent) or an integral multiple of $1,000,000 in excess of thereof; (ii) the range of discounts to par (the “Discount Range”), expressed as a range of prices per $1,000, at which the Borrower would be willing to purchase Term Loans in the Auction; and (iii) the date on which the Auction will conclude, on which date Return Bids (defined below) will be due at the time provided in the Auction Notice (such time, the “Expiration Time”), as such date and time may be extended for a period not exceeding three Business Days upon notice by the Borrower to the Auction Manager not less than 24 hours before the original Expiration Time; provided, however, that only one extension per Offer shall be permitted.

Reply Procedures.  In connection with any Auction, each Lender holding Term Loans wishing to participate in such Auction shall, prior to the Expiration Time, provide the Auction Manager with a notice of participation in form and substance reasonably satisfactory to the Auction Manager (the “Return Bid”), to be included in the Offer Documents, which shall specify (i) a discount to par that must be expressed as a price per $1,000 of Term Loans (the “Reply Price”) within the Discount Range and (ii) the principal amount of Term Loans, in an amount not less than $1,000,000, that such Lender is willing to offer for sale at its Reply Price (the “Reply Amount”); provided, that each Lender may submit a Reply Amount that is less than the minimum amount and incremental amount requirements described above only if the Reply Amount comprises the entire amount of the Term Loans held by such Lender at such time.  The Lenders may only submit one Return Bid per Auction but each Return Bid may contain up to three component bids, each of which may result in a separate Qualifying Bid (defined below) and each of which will not be contingent on any other component bid submitted by such Lender resulting in a Qualifying Bid.  In addition to the Return Bid, the participating Lender must execute and deliver, to be held by the Auction Manager, an Assignment and Acceptance in the form included in the Offer Documents which shall be in form and substance reasonably satisfactory to the Auction Manager (the “Borrower Assignment and Acceptance”).  The Borrower will not purchase any Term Loans at a price that is outside of the applicable Discount Range, nor will any Return Bids (including any component bids specified therein) submitted at a price that is outside such applicable Discount Range be considered in any calculation of the Applicable Threshold Price (as defined below).

Acceptance Procedures.  Based on the Reply Price and Reply Amounts received by the Auction Manager, the Auction Manager, in consultation with the Borrower, will calculate the lowest purchase price (the “Applicable Threshold Price”) for the Auction within the Discount Range for the Auction that will allow the Borrower to complete the Auction by purchasing the full Auction Amount (or such lesser amount of Term Loans for which the Borrower has received Qualifying Bids).  The Borrower shall purchase Term Loans from each Lender whose Return Bid is within the Discount Range and contains a Reply Price that is equal to or less than the Applicable Threshold Price (each, a “Qualifying Bid”). All principal amount of Term Loans included in Qualifying Bids received at a Reply Price lower than the Applicable Threshold Price will be purchased at a purchase price equal to the applicable Reply Price and shall not be subject to proration.  If a Lender has submitted a Return Bid containing multiple component bids at different Reply Prices, then all Term Loans of such Lender offered in any such component bid that constitutes a Qualifying Bid with a Reply Price lower than the Applicable Threshold Price shall also be purchased at a purchase price in cash equal to the applicable Reply Price and shall not be subject to proration.

Proration Procedures.  All Term Loans offered in Return Bids (or, if applicable, any component bid thereof) constituting Qualifying Bids equal to the Applicable Threshold Price will be purchased at a purchase price equal to the Applicable Threshold Price; provided that if the aggregate principal amount of all Term Loans for which Qualifying Bids have been submitted in any given Auction equal to the Applicable Threshold Price would exceed the remaining portion of the Auction Amount (after deducting all Term Loans purchased below the Applicable Threshold Price), the Borrower shall purchase the Term Loans for which the Qualifying Bids submitted were at the Applicable Threshold Price ratably based on the respective principal amounts offered and in an aggregate amount up to the amount necessary to complete the purchase of the Auction Amount.  For the avoidance of doubt, no Return Bids (or any component thereof) will be accepted above the Applicable Threshold Price.

Notification Procedures.  The Auction Manager will calculate the Applicable Threshold Price no later than the next Business Day after the date that the Return Bids were due.  The Auction Manager will insert the amount of Term Loans to be assigned and the applicable settlement date determined by the Auction Manager in consultation with the Borrower onto each applicable Assignment and Acceptance received in connection with a Qualifying Bid.  Upon written request of the submitting Lender, the Auction Manager will promptly return any Assignment and Acceptance received in connection with a Return Bid that is not a Qualifying Bid.

Additional Procedures.  Once initiated by an Auction Notice, the Borrower may withdraw an Auction by written notice to the Auction Manager no later than 24 hours before the original Expiration Time so long as no Qualifying Bids have been received by the Auction Manager at or prior to the time the Auction Manager receives such written notice from the Borrower.  Any Return Bid (including any component bid thereof) delivered to the Auction Manager may not be modified, revoked, terminated or cancelled; provided that a Lender may modify a Return Bid at any time prior to the Expiration Time solely to reduce the Reply Price included in such Return Bid.  However, an Auction shall become void if the Borrower fails to satisfy one or more of the conditions to the purchase of Term Loans set forth in Section 2.16 of the Credit Agreement.  The purchase price for each Discounted Voluntary Prepayment shall be paid in cash by the Borrower directly to the respective assigning Lender on a settlement date as determined by the Auction Manager in consultation with the Borrower (which shall be no later than ten (10) Business Days after the date Return Bids are due).  The Borrower shall execute each applicable Assignment and Acceptance received in connection with a Qualifying Bid.

All questions as to the form of documents and validity and eligibility of Term Loans that are the subject of an Auction will be determined by the Auction Manager, in consultation with the Borrower, and the Auction Manager’s determination will be final and binding.  The Auction Manager’s interpretation of the terms and conditions of the Offer Document, in consultation with the Borrower, will be final and binding.

None of the Administrative Agent, the Auction Manager or any of their respective affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Borrower, the Loan Parties, or any of their affiliates contained in the Offer Documents or otherwise or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information.

Immediately upon the consummation of a Discounted Voluntary Prepayment, the Term Loans subject to such Discounted Voluntary Prepayment and all rights and obligations as a Lender related to such Term Loans shall for all purposes (including under the Credit Agreement, the other Loan Documents and otherwise) be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and the Borrower shall neither obtain nor have any rights as a Lender under the Credit Agreement or under the other Loan Documents by virtue of such Discounted Voluntary Prepayment.

This Exhibit N shall not require the Borrower to initiate any Auction.

Footnotes

1

Include this sentence in the case of a Revolving Credit Borrowing.

2

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

3

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

4

Select as appropriate.

5

Include bracketed language if there are either multiple Assignors or multiple Assignees.

6

List each Assignor, as appropriate.

7

List each Assignee, as appropriate.

8

Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment”, “Term Commitment”, etc.).

9

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

10

Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

11

To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

12

Add additional signature blocks as needed

13

Add additional signature blocks as needed.

14

To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

15

To be added only if the consent of the Borrower and/or other parties (e.g., Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

16 If there has been no change, all of schedule descriptions may be removed and the first three paragraphs may be signed as a certificate.

N-1

Auction Procedures

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